EXHIBIT 10.2

Supplemental Agreement No. 11

To

Purchase Agreement No. 2061

between

The Boeing Company

And

Continental Airlines, Inc.

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of July 28, 2005, by and between THE BOEING COMPANY (Boeing) and Continental Airlines, Inc. (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2061 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 777-200ER Aircraft (the Aircraft);

WHEREAS, Boeing and Customer have agreed to add one (1) Aircraft for delivery in [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, Customer has agreed to exercise the one (1) May 2007 Option Aircraft as an Aircraft for delivery [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, Boeing and Customer have mutually agreed to revise the Escalation Adjustment for Aircraft delivering hereafter;

WHEREAS, Boeing and Customer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents:

1.1 Remove and replace, in its entirety, the "Table of Contents", with the "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 11.

2. Articles:

2.1 Remove and replace, in its entirety Articles with the Articles attached hereto, to reflect the changes to Articles 2, 3 and 4 made by this Supplemental Agreement No. 11.

3. Tables:

3.1 Add Table 3, "Aircraft Deliveries and Descriptions, Model 777-200ER Aircraft", to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft.

4. Supplemental Exhibits:

4.1 Add Supplemental Exhibit AE1 Model 777-200 Escalation Adjustment Airframe and Optional Features for Aircraft Delivering (applicable to Table 3 Aircraft) to reflect the parties' agreement on a revised CPI based formula for the Escalation Adjustment for the Table 3 Aircraft.

5. Letter Agreements:

5.1 Remove and replace, in its entirety, Letter Agreement 2061-1R7 "Option Aircraft", with the revised Letter Agreement 2061-1R8 attached hereto.

5.2 Remove and replace, in its entirety, Letter Agreement 6-1162-GOC-089R1 "Special Matters", with the revised Letter Agreement 6-1162-GOC-089R2 attached hereto.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY Continental Airlines, Inc.

By: /s/Michael S. Anderson By: /s/ Gerald Laderman

Its: Attorney-In-Fact   Its:  Senior Vice President -

Finance and Treasurer

TABLE OF CONTENTS

ARTICLES Revised By:

1. Quantity, Model and Description SA No. 11

2. Delivery Schedule SA No. 11

3. Price SA No. 11

4. Payment SA No. 11

5. Miscellaneous SA No. 11

TABLE

1. Aircraft Information Table 1 SA No. 5

2. Aircraft Information Table 2 SA No. 9

3. Aircraft Information Table 3 SA No. 11

EXHIBIT

A. Aircraft Configuration

B. Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1. Escalation Adjustment/Airframe and Optional Features SA No. 11

(applicable to Table 3 Aircraft)

BFE1. BFE Variables

CS1. Customer Support Variables

EE1. Engine Escalation/Engine Warranty and Patent Indemnity

EE2. Engine Escalation/Engine Warranty and Patent Indemnity SA No. 9

SLP1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

LETTER AGREEMENTS Revised By:

2061-1R8 Option Aircraft SA No. 11

2061-2 Demonstration Flights

2061-3 Installation of Cabin Systems Equipment

2061-4 Spares Initial Provisioning

2061-5 Flight Crew Training Spares

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS

CONFIDENTIAL LETTER AGREEMENTS Revised By:

6-1161-GOC-087 Aircraft Performance Guarantees

6-1162-GOC-088 Promotion Support

6-1162-GOC-089R2 Special Matters SA No. 11

6-1162-GOC-172 Additional Matters SA No. 1

6-1162-CHL-048 Rescheduled Aircraft Agreement SA No. 9

6-1162-CHL-195 Restructure Agreement for Model SA No. 10

737NG and 757-300 Aircraft

SUPPLEMENTAL AGREEMENTS Dated as of:

Supplemental Agreement No. 1 December 18, 1997

Supplemental Agreement No. 2 July 30, 1998

Supplemental Agreement No. 3 September 25, 1998

Supplemental Agreement No. 4 February 3, 1999

Supplemental Agreement No. 5 March 26, 1999

Supplemental Agreement No. 6 May 14, 1999

Supplemental Agreement No. 7 October 31, 2000

Supplemental Agreement No. 8 June 29, 2001

Supplemental Agreement No. 9 June 25, 2002

Supplemental Agreement No. 10 November 4, 2003

Supplemental Agreement No. 11 July 28, 2005

PURCHASE AGREEMENT NO. 2061*

between

THE BOEING COMPANY

and

Continental Airlines, Inc.

Relating to Boeing Model 777-200ER Aircraft

* Purchase Agreement No. 2061 was formerly known as Purchase Agreement No. 1785.

Purchase Agreement No. 2061

between

The Boeing Company

and

Continental Airlines, Inc.

______________________________

This amended and restated Purchase Agreement No. 2061 (formerly known as Purchase Agreement No. 1785) is dated as of October 10, 1997, between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to the purchase and sale of Model 777-200ER aircraft. The terms and conditions of the Aircraft General Terms Agreement dated as of October 10, 1997, between the parties, identified as AGTA-CAL (AGTA), are hereby incorporated by reference into this Purchase Agreement.

RECITALS

A. Boeing and Customer previously entered into Purchase Agreement No. 1785 dated March 18, 1993, as amended and supplemented.

B. Boeing and Customer now desire to further amend and restate the terms and conditions of their agreement and to reflect their entire agreement in this amended and restated Purchase Agreement No. 2061 (Purchase Agreement).

C. For the avoidance of doubt, this Purchase Agreement contains the entire agreement between the parties and replaces and supersedes Purchase Agreement No. 1785.

Now therefore, the parties agree as follows:

Article 1. Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 777-200ER aircraft (the Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A, which is part of this Purchase Agreement, in the quantities listed in Tables 1, 2 and 3 to the Purchase Agreement.

Article 2. Delivery Schedule.

The Aircraft will be delivered to Customer in accordance with the scheduled months of delivery listed in the attached Tables 1, 2 and 3, which are part of this Purchase Agreement. Exhibit B, which is part of this Purchase Agreement, describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

Article 3. Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Tables 1, 2 and 3 and is subject to mutually agreed upon price adjustments and the Escalation Adjustment. For Table 3 Aircraft the Escalation Adjustment shall be determined using Supplemental Exhibit AE1 Escalation Adjustment/Airframe and Optional Features of this Purchase Agreement rather than Exhibit D of the AGTA.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices for the Aircraft are listed in Tables 1, 2 and 3 and were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

Article 4. Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Tables 1, 2 and 3 for each Aircraft (Deposit).

4.2 The amounts and payment dates for advance payments to be made by Customer are set forth in the attached Tables 1, 2 and 3. Advance payments for each aircraft are due on the first business day of the months listed in the attached Tables 1, 2 and 3.

4.3 For any Aircraft whose scheduled month of delivery is less than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in Tables 1, 2 and 3.

4.4 The Aircraft Price is the total amount Customer will pay to Boeing at the time of delivery of each Aircraft. Such Aircraft Price will be calculated at time of delivery using then available escalation factors to calculate the Escalation Adjustment. The invoice amount for an Aircraft will show the Aircraft Price appropriately adjusted to account for previously received advance payments.

Article 5. Miscellaneous.

5.1 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula specific to the Table 3 Aircraft.

5.2 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1, which is part of this Purchase Agreement, contains vendor selection dates, on dock dates and other variables applicable to the Aircraft.

5.3 Customer Support Variables. Supplemental Exhibit CS1, which is part of this Purchase Agreement, contains the variable information applicable to information, training services and other things furnished by Boeing in support of the Aircraft.

5.4 Engine Escalation Variables. Supplemental Exhibit EE1 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft in Table 1. Supplemental Exhibit EE2 contains the applicable engine escalation formula, the engine warranty and the engine patent indemnity for the Aircraft in Table 2.

5.5 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.6 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, with respect to the subject matter hereof, and may be changed only in writing signed by authorized representatives of the parties.

Continental Airlines, Inc. By /s/ Brian F. Davis Its Vice - President	THE BOEING COMPANY By /s/ Gunar Clem Its Attorney-In-Fact

Table 3

to Purchase Agreement 2061

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 777-200ER 580,000 Detail Specification: D019W005-C (12/12/2003)

Engine Model: GE90-90B Airframe Price Base Year/Escalation Formula: Jul-04 ECI-MFG/CPI

Airframe Price: [CONFIDENTIAL Engine Price Base Year/Escalation Formula: Jul-04 GE CF6-80 & GE90

MATERIAL OMITTED (99 rev.)

Optional Features: AND FILED

SEPARATELY WITH Airframe Escalation Data: [CONFIDENTIAL MATERIAL

Sub-Total of THE SECURITIES AND Base Year Index (ECI): OMITTED AND FILED SEPARATELY

Airframe and EXCHANGE WITH THE SECURITIES AND

Features: COMMISSION Base Year Index (CPI): EXCHANGE COMMISSION PURSUANT

PURSUANT TO A TO A REQUEST FOR CONFIDENTIAL

Engine Price REQUEST FOR Engine Escalation Data: TREATMENT]

(Per Aircraft): CONFIDENTIAL

TREATMENT Basic Year Index (CPI):

Aircraft Basic Price

(Excluding BFE/SPE):

Buyer Furnished Equipment

(BFE) Estimate:

Seller Purchased Equipment

(SPE) Estimate:

Refundable Deposit/Aircraft

At Proposal Accept:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

MODEL 777-200ER AIRCRAFT

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

(applicable to Table 3 Aircraft)

between

THE BOEING COMPANY

and

CONTINENTAL AIRLINES, INC.

Supplemental Exhibit AE1 to Purchase Agreement Number 2061

1. Formula

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = (P) (L + M) - P

Where:

Pa = Airframe Price Adjustment.

L = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

x ( ECI

ECIb ) where ECIb is the base year index
(as set forth in Table 3 of this
Purchase Agreement)

M = [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

x ( CPI

CPIb ) where CPIb is the base year index
(as set forth in Table 3 of this
Purchase Agreement)

P = Airframe Price plus Optional Features Price (as set forth in Tables 1, 2 and 3 of this Purchase Agreement).

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], calculated by establishing a three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the month of March will be used for the months of January and February; the value for June used for April and May; the value for September used for July and August; and the value for December used for October and November.

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the preceding year will be utilized in determining the value of ECI and CPI.

Note: i. In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

ii. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the numeric ratio attributed to labor in the Airframe Price Adjustment formula.

iii. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] is the numeric ratio attributed to materials in the Airframe Price Adjustment formula.

iv. The denominators (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a 3-month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

v. The final value of Pa will be rounded to the nearest dollar.

vi. The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2. Values to be Used if Bureau of Labor Statistics Are Not Available.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within 24 months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment; such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.4 If within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values. A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. Interest charges will not apply for the period of original invoice to issuance of credit memorandum or supplemental invoice.

Note: i. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

ii. The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be 4, where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to 5 or greater.

July 28, 2005

2061-1R8

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Option Aircraft

Reference: Purchase Agreement No. 2061 (the Purchase Agreement) between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 777-200ER aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement 2061-1R7 dated November 4, 2003.

Boeing agrees to manufacture and sell to Customer additional Model 777-200ER aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement (the Attachment).

1. Aircraft Description and Changes

1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

1.2 Changes: The Detail Specification will be revised to include:

(i) Changes applicable to the basic Model 777 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii) Changes required to obtain required regulatory certificates; and
    Changes mutually agreed upon.

2. Price

2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

2.2 Price Adjustments.

2.2.1 Optional Features. The Optional Features Prices for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.2 Escalation Adjustments. The Airframe Price and the Optional Features Prices for Option Aircraft delivering before June, 2007, will be escalated on the same basis as the Aircraft.

The engine manufacturer's current escalation provisions, are not listed in this Purchase Agreement. The engine escalation provisions will be revised to reflect the engine manufacturer's current escalation provisions at signing of the definitive agreement for the Option Aircraft.

2.2.3 Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft delivering before June, 2007, will be adjusted to Boeing's and the engine manufacturer's then current prices as of the date of execution of the definitive agreement for the Option Aircraft.

2.2.4 Prices for Long Lead Time Aircraft. Boeing and the engine manufacturer have not established prices and escalation provisions for Model 777-200ER aircraft and engines for delivery from June, 2007 and thereafter. When prices and the pricing bases are established for the Model 777-200ER aircraft delivering from June, 2007 and thereafter, the information listed in the Attachment will be appropriately amended.

3. Payment.

3.1 Customer has paid a deposit to Boeing in the amount shown in the Attachment opposite the caption "Non-Refundable Deposit per Aircraft" for each Option Aircraft (the Option Deposit), prior to the date of this Letter Agreement. If Customer exercises an option, the Option Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Option Deposit for that Option Aircraft.

3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment in the columns under the caption "Advance Payment Per Aircraft" will be payable for the Option Aircraft.

The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4. Option Exercise.

Customer may exercise an option by giving written notice to Boeing on or before the date [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months prior to the first business day of the applicable delivery month listed in the Attachment (Option Exercise Date).

  Contract Terms.

Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft if Customer execises its option to acquire such Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the Option Aircraft to the Purchase Agreement as an Aircraft. If the parties have not entered into a definitive agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By   /s/ Michael S. Anderson

Its           Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: July 28, 2005

Continental Airlines, Inc.

By  /s/ Gerald Laderman

Its           Senior Vice President - Finance and Treasurer

Attachment

Attachment to Letter Agreement 2061-1R8

Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 777-200ER 580,000 Detail Specification: D019W005-C (12/12/2003)

Engine Model: GE90-90B Airframe Price Base Year/Escalation Formula: Jul-04 ECI-MFG/CPI

Airframe Price: [CONFIDENTIAL Engine Price Base Year/Escalation Formula: Jul-04 GE CF6-80 & GE90

MATERIAL OMITTED (99 rev.)

Optional Features: AND FILED

SEPARATELY WITH Airframe Escalation Data: [CONFIDENTIAL MATERIAL

Sub-Total of THE SECURITIES AND Base Year Index (ECI): OMITTED AND FILED SEPARATELY

Airframe and EXCHANGE WITH THE SECURITIES AND

Features: COMMISSION Base Year Index (CPI): EXCHANGE COMMISSION PURSUANT

PURSUANT TO A TO A REQUEST FOR CONFIDENTIAL

Engine Price REQUEST FOR Engine Escalation Data: TREATMENT]

(Per Aircraft): CONFIDENTIAL

TREATMENT Basic Year Index (CPI):

Aircraft Basic Price

(Excluding BFE/SPE):

Buyer Furnished Equipment

(BFE) Estimate:

Seller Purchased Equipment

(SPE) Estimate:

Refundable Deposit/Aircraft

At Proposal Accept:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

July 28, 2005

6-1162-GOC-089R2

Continental Airlines, Inc.

1600 Smith Street

Houston, TX 77002

Subject: Special Matters

Reference: Purchase Agreement No. 2061 (the Purchase Agreement)

between The Boeing Company (Boeing) and Continental Airlines, Inc. (Customer) relating to Model 777-200ER aircraft (the Aircraft)

Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.2 Option Aircraft. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9. Confidential Treatment.

Boeing and Customer understand that certain information contained in this Letter Agreement, including any attachments hereto, are considered by both parties to be confidential. Boeing and Customer agree that each party will treat this Letter Agreement and the information contained herein as confidential and will not, without the other party's prior written consent, disclose this Letter Agreement or any information contained herein to any other person or entity except as may be required by applicable law or governmental regulations.

Very truly yours,

THE BOEING COMPANY

By /s/ Michael S. Anderson

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: July 28, 2005

CONTINENTAL AIRLINES, INC.

By /s/ Gerald Laderman

Its: Senior Vice President_- Finance and Treasurer